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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                    Pursuant to Sections 13 and 15(d) of the
                        Securities Exchange Act of 1934.

                                                  November 3, 1999
Date of Report (Date of earliest event reported):...............................

                               S.D. WARREN COMPANY
 ................................................................................
              (Exact name of registrant as specified in its charter

PENNSYLVANIA                NOT APPLICABLE             23-2366983
(State or other             (Commission                (IRS Employer
jurisdiction of             File Number)               Identification
incorporation)                                         No.)

        225 FRANKLIN STREET, BOSTON, MASSACHUSETTS, 02110, (617) 423-5400
 ................................................................................
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
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       ITEM 5.    OTHER EVENTS

                  On November 2, 1999, a paper machine equipment malfunction on one paper machine caused a fire at the Muskegon, Michigan mill. The fire resulted in the temporary closure to the mill, but within 24 hours normal operating mill conditions were restored to all of the facility except the affected paper machine. The Company is reviewing the extent of the damage to the paper machine, and it is uncertain, at this time, when the paper machine will be operational. Total losses are not expected to exceed the Company's insurance coverage limits, which include both business interruption and property loss coverage.

                  A copy of the related press release issued by the Company on November 3, 1999 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

       ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial statements of businesses acquired:

       Not applicable

       (b) Pro forma financial information:

       Not applicable.

       (c) Exhibits

       EXHIBIT NO                      DESCRIPTION

       99.1                            Press Release dated November 3, 1999
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                  Pursuant to the requirements of the Securities Exchange Act of
       1934, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized person.

                                                     S.D. WARREN COMPANY

       DATE: November 15, 1999              BY: /s/  Trevor L. Larkan
             ------------------                 ------------------------------
                                                Trevor L. Larkan
                                                Vice President and
                                                Chief Financial Officer
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                                  EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION

99.1                              Press Release dated November 3, 1999